UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23408

Clarion Partners Real Estate Income Fund Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	June 30, 2020

CLARION PARTNERS

REAL ESTATE INCOME

FUND INC.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund invests primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Clarion Partners Real Estate Income Fund Inc. for the six-month reporting period ended June 30, 2020. Please read on for Fund performance information during the Fund’s reporting period.

Special shareholder notice

On July 31, 2020, Franklin Resources, Inc. (“Franklin Resources”) acquired Legg Mason, Inc. in an all-cash transaction. As a result of the transaction, the Fund’s investment manager, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became an indirect, wholly owned subsidiary of Franklin Resources and the Fund’s investment subadviser, Clarion Partners, LLC (“Clarion Partners”) became an indirect, majority-owned subsidiary of Franklin Resources. In addition, the Fund’s securities subadviser, Western Asset Management Company, LLC (“Western Asset”), became an indirect wholly-owned subsidiary of Franklin Resources, Under the Investment Company Act of 1940, as amended, consummation of the transaction automatically terminated the management and subadvisory agreements that were in place for the Fund prior to the transaction. LMPFA, Clarion Partners and Western Asset continue to provide uninterrupted services with respect to the Fund pursuant to new management and subadvisory agreements that were approved by the Fund’s stockholders.

As a result of the transaction, Legg Mason Investor Services, LLC, the principal underwriter and distributor of the Common Stock, became an indirect, wholly-owned broker/dealer subsidiary of Franklin Resources.

Franklin Resources, whose principal executive offices are at One Franklin Parkway, San Mateo, California 94403, is a global investment management organization operating, together with its subsidiaries, as Franklin Templeton. As of June 30, 2020, after giving effect to the transaction described above, Franklin Templeton’s asset management operations had aggregate assets under management of approximately $1.4 trillion.

II	Clarion Partners Real Estate Income Fund Inc.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 31, 2020

Clarion Partners Real Estate Income Fund Inc.	III

Performance review

For the six months ended June 30, 2020, Class I shares of Clarion Partners Real Estate Income Fund Inc. returned 0.19%.

Performance Snapshot as of June 30, 2020 (unaudited)
(excluding sales charges)	6 months
Clarion Partners Real Estate Income Fund Inc.:
Class S	-0.23%
Class T	-0.17%
Class D	0.03%
Class I	0.19%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. Class S and Class T shares are subject to a maximum front-end sales charge of 3.5% and 3.0% of the offering price, respectively. Class T shares are also subject to a dealer manager fee of 0.5% of the offering price. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated May 14, 2020, as supplemented, the gross total annual fund operating expense ratios for Class S, Class T, Class D and Class I shares were 6.14%, 6.14%, 5.54% and 5.29%, respectively. Included in the operating expense ratio of each class are property level expenses and interest payments on properties of 2.12% and 1.25%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, including organizational and offering expenses but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real-estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax and extraordinary expenses and acquired fund fees will not exceed 2.60% for Class S shares, 2.60% for Class T shares, 2.00% for Class D shares and 1.75% of Class I shares, of NAV, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to

IV	Clarion Partners Real Estate Income Fund Inc.

December 31, 2021 without the Board of Directors’ consent. In addition, the manager has agreed to waive the Fund’s management fee effective December 4, 2019 through December 31, 2020.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Thank you for your investment in Clarion Partners Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

Chairman, President and Chief Executive Officer

July 31, 2020

RISKS: The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. The Fund is newly organized, with a limited history of operations. An investment in the Fund involves a considerable amount of risk. The Fund should be viewed as a long-term investment, as it is inherently illiquid and suitable only for investors who can bear the risks associated with the limited liquidity of the Fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no more than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee these repurchases will occur as scheduled, or at all. Shares will not be listed on a public exchange, and no secondary market is expected to develop. Shareholders may not be able to sell their shares in the Fund at all or at a favorable price. Because the Fund is non-diversified, it may be more susceptible to economic, political or regulatory events than a diversified fund.

Fixed income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed income securities fall. High yield bonds possess greater price volatility, illiquidity, and possibility of default. The Fund’s investments are highly concentrated in real estate investments, and therefore will be subject to the risks typically associated with real estate, including but not limited to local, state, national or international economic conditions;

Clarion Partners Real Estate Income Fund Inc.	V

Performance review (cont’d)

including market disruptions caused by regional concerns, political upheaval, sovereign debt crises and other factors. Asset-backed, mortgage-backed or mortgage-related securities are subject to prepayment and extension risks. The Fund may employ leverage, which increases the volatility of investment returns and subjects the Fund to magnified losses if an underlying fund’s investments decline in value. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

VI	Clarion Partners Real Estate Income Fund Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of June 30, 2020 and December 31, 2019 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	1

Consolidated schedule of investments (unaudited)

June 30, 2020

Clarion Partners Real Estate Income Fund Inc.

				Value
Private Real Estate — 79.8%

Equity — 42.8%
Real Estate Investments — 42.8%
Industrials — 42.8%
100 Friars Boulevard, West Deptford, NJ (Cost — $20,358,780)				$20,300,000	(a)(b)

	Rate	Maturity Date	Face Amount
Debt — 37.0%
Investments in Real Estate Loans — 37.0%
Aertson Midtown Mezzanine B Loan (Cost — $18,000,000)	9.140%	10/1/25	$18,000,000	17,552,502	(a)

Total Private Real Estate (Cost — $38,358,780)				37,852,502

Publicly-Traded Real Estate Securities — 37.6%
Collateralized Mortgage Obligations (c) — 29.9%
Banc of America Commercial Mortgage Trust, 2017-BNK3 E	4.686%	2/15/50	1,000,000	502,157	(d)(e)
BHMS Mortgage Trust, 2018-ATLS C (1 mo. USD LIBOR + 1.900%)	2.085%	7/15/35	300,000	273,370	(d)(e)
Citigroup Mortgage Loan Trust, 2018-C A1	4.125%	3/25/59	190,226	192,635	(d)
Credit Suisse Mortgage Capital Trust, 2019-ICE4 D (1 mo. USD LIBOR + 1.600%)	1.785%	5/15/36	240,000	233,317	(d)(e)
CSMC Trust, 2014-USA F	4.373%	9/15/37	420,000	315,433	(d)
CSMC Trust, 2019-RIO B	6.889%	12/15/21	1,000,000	911,341	(d)
CSMC Trust, 2020-LOTS A (1 mo. USD LIBOR + 0.750%)	4.725%	7/15/22	1,000,000	1,001,891	(d)(e)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2018-DNA3 B1 (1 mo. USD LIBOR + 3.900%)	4.085%	9/25/48	370,000	369,697	(d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2015-C03 1M2 (1 mo. USD LIBOR + 5.000%)	5.185%	7/25/25	956,062	983,922	(d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.385%	1/25/30	129,336	127,775	(d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1B1 (1 mo. USD LIBOR + 3.750%)	3.935%	3/25/31	350,000	338,644	(d)(e)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	3.435%	1/25/40	140,000	100,550	(d)(e)
GS Mortgage Securities Corp. II, 2018-SRP5 C (1 mo. USD LIBOR + 3.750%)	3.935%	9/15/31	575,000	549,862	(d)(e)
GS Mortgage Securities Corp. Trust, 2018-3PCK B (1 mo. USD LIBOR + 2.250%)	2.435%	9/15/31	575,000	518,742	(d)(e)
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	2.935%	5/15/38	400,000	333,169	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Corp., 2020-NNNZ M	8.542%	1/16/37	910,280	646,393	(d)

See Notes to Consolidated Financial Statements.

2	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Clarion Partners Real Estate Income Fund Inc.

	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (c) — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2017-FL11 E (1 mo. USD LIBOR + 4.020%)	4.205%	10/15/32	$350,000	$292,133	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST G (1 mo. USD LIBOR + 4.250%)	4.435%	12/15/36	175,000	142,920	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-MKST H (1 mo. USD LIBOR + 6.750%)	6.935%	12/15/36	175,000	134,750	(d)(e)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFL (1 mo. USD LIBOR + 3.000%)	3.195%	1/16/37	1,064,000	892,178	(d)(e)
Mortgage Repurchase Agreement Financing Trust, 2020-2 A2 (1 mo. USD LIBOR + 1.750%)	1.927%	5/29/22	2,000,000	2,005,270	(d)(e)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	2.884%	10/27/22	284,446	270,859	(d)(e)
Radnor RE Ltd., 2020-1 M2B (1 mo. USD LIBOR + 2.250%)	2.435%	2/25/30	425,000	304,069	(d)(e)
Residential Mortgage Loan Trust, 2019-2 A1	2.913%	5/25/59	956,377	974,468	(d)(e)
Residential Mortgage Loan Trust, 2019-3 A3	3.044%	9/25/59	491,858	486,680	(d)(e)
Seasoned Credit Risk Transfer Trust, 2019-1 M	4.750%	7/25/58	600,000	581,578	(d)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL E (1 mo. USD LIBOR + 3.180%)	3.355%	11/11/34	445,544	374,273	(d)(e)
Tharaldson Hotel Portfolio Trust, 2018-THL F (1 mo. USD LIBOR + 3.952%)	4.128%	11/11/34	445,544	328,335	(d)(e)
Total Collateralized Mortgage Obligations (Cost — $15,023,202)				14,186,411
Asset-Backed Securities — 7.4%
Argent Securities Inc., Asset-Backed Pass-Through Certificates, 2003-W3 M1 (1 mo. USD LIBOR + 1.125%)	1.310%	9/25/33	220,596	203,581	(e)
Cascade MH Asset Trust, 2019-MH1 M	5.985%	11/25/44	300,000	294,414	(d)(e)
First Franklin Mortgage Loan Trust, 2006-FF15 A5 (1 mo. USD LIBOR + 0.160%)	0.345%	11/25/36	335,934	323,593	(e)
JPMorgan Mortgage Acquisition Trust, 2007-CH3 A5 (1 mo. USD LIBOR + 0.260%)	0.445%	3/25/37	1,060,000	1,030,671	(e)
Legacy Mortgage Asset Trust, 2019-GS3 A1	3.750%	4/25/59	875,396	897,453	(d)
RAAC Trust, 2007-SP2 A3 (1 mo. USD LIBOR + 0.650%)	0.835%	6/25/47	775,000	756,187	(e)
Total Asset-Backed Securities (Cost — $3,429,515)				3,505,899
Mortgage-Backed Securities — 0.3%
GNMA — 0.3%
Government National Mortgage Association (GNMA) II (Cost — $153,751)	4.500%	8/20/48	141,775	151,837
Total Investments before Short-Term Investments (Cost — $56,965,248)				55,696,649

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)

June 30, 2020

Clarion Partners Real Estate Income Fund Inc.

	Rate	Shares	Value
Short-Term Investments — 6.3%
Dreyfus Government Cash Management, Institutional Shares (Cost — $2,983,366)	0.085%	$2,983,366	$2,983,366
Total Investments — 123.7% (Cost — $59,948,614)			58,680,015
Series A Cumulative Preferred Stock, at Liquidation Value — (0.3)%			(125,000)
Liabilities in Excess of Other Assets — (23.4)%			(11,099,853)
Total Net Assets Applicable to Common Shareholders — 100.0%			$47,455,162

(a)	Security is valued using significant unobservable inputs (Note 1).

(b)	All or a portion of this security is pledged as collateral related to the mortgage note payable (Note 5).

(c)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(d)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

Abbreviation(s) used in this schedule:

CAS	— Connecticut Avenue Securities

LIBOR	— London Interbank Offered Rate

USD	— United States Dollar

At June 30, 2020, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury 5-Year Notes	8	9/20	$1,002,986	$1,005,937	$(2,951)

See Notes to Consolidated Financial Statements.

4	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Consolidated statement of assets and liabilities (unaudited)

June 30, 2020

Assets:
Investments, at value (Cost — $59,948,614)	$58,680,015
Cash	139,887
Deferred offering costs	349,710
Interest receivable	185,174
Receivable from investment manager	158,760
Receivable for Fund shares sold	67,721
Deposits with brokers for open futures contracts	18,009
Receivable from broker — net variation margin on open futures contracts	250
Other assets	11,014
Prepaid expenses	45,426
Total Assets	59,655,966

Liabilities:
Mortgage note payable (net of financing cost of $308,698) (Note 5)	9,791,302
Payable to investment manager (Note 2)	1,480,049
Tenant security deposits	289,923
Deferred origination fees	126,826
Distributions payable	8,096
Service and/or distribution fees payable	2,613
Directors’ fees payable	81
Accrued expenses	376,914
Total Liabilities	12,075,804
Series A Cumulative Preferred Stock (125 shares authorized and issued at $1,000 per share) (Note 6)	125,000
Total Net Assets Applicable to Common Shareholders	$47,455,162

Net Assets Applicable to Common Shareholders:
Common stock par value (Note 10)	$4,864
Paid-in capital in excess of par value	48,675,302
Total distributable earnings (loss)	(1,225,004)
Total Net Assets Applicable to Common Shareholders	$47,455,162

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	5

Consolidated statement of assets and liabilities (unaudited) (cont’d)

June 30, 2020

Net Assets:
Class S	$50,605
Class T	$4,579,154
Class D	$50,828
Class I	$42,774,575

Common Shares Outstanding:
Class S	5,186
Class T	469,692
Class D	5,208
Class I	4,383,985

Net Asset Value Per Common Share:
Class S	$9.76
Class T	$9.75
Class D	$9.76
Class I	$9.76

See Notes to Consolidated Financial Statements.

6	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended June 30, 2020

Investment Income:
Interest	$1,050,935
Rental income	431,228
Other income	9,090
Total Investment Income	1,491,253

Expenses:
Offering costs (Note 1)	659,835
Investment management fee (Note 2)	221,786
Transfer agent fees (Note 8)	112,939
Real estate taxes and insurance	82,534
Audit and tax fees	80,555
Legal fees	74,795
Fund accounting fees	48,521
Interest expense (Note 5)	37,319
Real estate investment administration fees	36,938
Real estate operating expenses	25,532
Shareholder reports	22,684
Amortization of mortgage financing costs	8,528
Service and/or distribution fees (Notes 2 and 8)	7,405
Organization costs (Note 1)	6,009
Directors’ fees	4,994
Registration fees	4,527
Custody fees	1,099
Franchise taxes	65
Miscellaneous expenses	14,140
Total Expenses	1,450,205
Less: Fee waivers and/or expense reimbursements (Notes 2 and 8)	(1,153,919)
Net Expenses	296,286
Net Investment Income	1,194,967

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	32
Futures contracts	(42,759)
Net Realized Loss	(42,727)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(774,818)
Investments in real estate loans	(447,498)
Real estate investments	(58,780)
Futures contracts	(2,951)
Change in Net Unrealized Appreciation (Depreciation)	(1,284,047)
Net Loss on Investments and Futures Contracts	(1,326,774)
Distributions Paid to Series A Cumulative Preferred Stockholders From Net Investment Income (Notes 1, 2 and 6)	(1,926)
Decrease in Net Assets Applicable to Common Shareholders From Operations	$(133,733)

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	7

Consolidated statements of changes in net assets

For the Six Months Ended June 30, 2020 (unaudited) and the Period Ended December 31, 2019	2020	2019†

Operations:
Net investment income	$1,194,967	$325,626
Net realized gain (loss)	(42,727)	375
Change in net unrealized appreciation (depreciation)	(1,284,047)	12,497
Distributions Paid to Series A Cumulative Preferred Stockholders From Net Investment Income	(1,926)	—
Increase (Decrease) in Net Assets Applicable to Common Shareholders From Operations	(133,733)	338,498

Distributions to Common Shareholders From (Notes 1 and 9):
Total distributable earnings	(1,095,451)	(378,001)
Decrease in Net Assets From Distributions to Common Shareholders	(1,095,451)	(378,001)

Fund Share Transactions (Note 10):
Net proceeds from sale of shares	26,632,472	21,200,000
Reinvestment of distributions	1,063,577	378,001
Cost of shares repurchased through tender offer (Note 11)	(561,388)	—
Redemption fees (Note 1(j))	11,187	—
Increase in Net Assets From Fund Share Transactions	27,145,848	21,578,001
Increase in Net Assets Applicable to Common Shareholders	25,916,664	21,538,498

Net Assets Applicable to Common Shareholders:
Beginning of period	21,538,498	—
End of period	$47,455,162	$21,538,498

†	For the period September 27, 2019 (inception date) to December 31, 2019.

See Notes to Consolidated Financial Statements.

8	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Consolidated statement of cash flows (unaudited)

For the Six Months Ended June 30, 2020

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net decrease in net assets applicable to common shareholders resulting from operations	$(131,807)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of real estate and portfolio securities	(35,395,333)
Sales of real estate and portfolio securities	381,299
Net purchases, sales and maturities of short-term investments	(2,878,791)
Net amortization of premium (accretion of discount)	(27,266)
Increase in interest receivable	(34,593)
Increase in prepaid expenses	(43,736)
Increase in other assets	(11,014)
Decrease in receivable from investment manager	36,191
Decrease in deferred offering costs	659,835
Decrease in payable to investment manager	(43,991)
Increase in receivable from broker — net variation margin on open futures contracts	(250)
Decrease in deferred origination fees	(9,090)
Decrease in Directors’ fees payable	(965)
Increase in tenant security deposits	289,923
Increase in accrued expenses	152,747
Increase in service and/or distribution fees payable	2,529
Net realized gain on investments	(32)
Change in net unrealized appreciation (depreciation) of investments	1,281,096
Net Cash Used in Operating Activities*	(35,773,248)

Cash Flows from Financing Activities:
Distributions paid on common stock (net of distributions payable)	(23,778)
Distributions paid on Series A Cumulative Preferred Stock	(1,926)
Proceeds from offering of Series A Cumulative Preferred Stock	125,000
Proceeds from mortgage note payable	9,791,302
Proceeds from sale of shares (net of receivable for Fund shares sold)	26,564,751
Payment for shares repurchased through tender offer (net of redemption fees)	(550,201)
Net Cash Provided by Financing Activities	35,905,148
Net Increase in Cash and Restricted Cash	131,900
Cash and restricted cash at beginning of period	25,996
Cash and restricted cash at end of period	$157,896

*	Included in operating expenses is cash of $37,319 paid for interest expense on borrowings.

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	9

Consolidated statement of cash flows (unaudited) (cont’d)

For the Six Months Ended June 30, 2020

The following table provides a reconciliation of cash and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

June 30, 2020
Cash	$139,887
Restricted cash	18,009
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$157,896

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,063,577

See Notes to Consolidated Financial Statements.

10	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Consolidated financial highlights

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class S Shares[1]	2020[2]	2019[3]

Net asset value, beginning of period	$9.99	$10.00

Income (loss) from operations:
Net investment income	0.30	0.14
Net realized and unrealized gain (loss)	(0.33)	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	—
Total income (loss) from operations	(0.03)	0.15

Less distributions to common shareholders from:
Net investment income	(0.20)	(0.16)
Total distributions to common shareholders	(0.20)	(0.16)

Net asset value, end of period	$9.76	$9.99
Total return[5]	(0.23)%	1.47%

Net assets applicable to common shareholders, end of period (000s)	$51	$51

Ratios to average net assets:
Gross expenses[6]	86.90%[7]	260.63%
Net expenses[6,8,9]	2.37 [7]	3.39
Net investment income[6]	6.04 [7]	5.34

Portfolio turnover rate	1%	2%

Supplemental data:
Mortgage Note Payable, End of Period (000s)	$10,100	—
Asset Coverage Ratio for Mortgage Note Payable	571%[10]	—
Asset Coverage, per $1,000 Principal Amount of Mortgage Note Payable	$5,711 [10]	—
Weighted Average Mortgage Note Payable (000s)	$10,100	—
Weighted Average Interest Rate on Mortgage Note Payable	2.40%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock	564%[11]	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock	$5,641 [11]	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	11

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2020 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax and extraordinary expenses, to average net assets of Class S shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the mortgage note payable at the end of the period.

[11]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock at the end of the period divided by the mortgage note payable and Series A Cumulative Preferred Stock outstanding at the end of the period.

See Notes to Consolidated Financial Statements.

12	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class T Shares[1]	2020[2]	2019[3]

Net asset value, beginning of period	$9.99	$10.00

Income (loss) from operations:
Net investment income	0.28	0.14
Net realized and unrealized gain (loss)	(0.30)	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	—
Total income (loss) from operations	(0.02)	0.15

Less distributions to common shareholders from:
Net investment income	(0.22)	(0.16)
Total distributions to common shareholders	(0.22)	(0.16)

Net asset value, end of period	$9.75	$9.99
Total return[5]	(0.17)%	1.47%

Net assets applicable to common shareholders, end of period (000s)	$4,579	$51

Ratios to average net assets:
Gross expenses[6]	11.18%[7]	260.63%
Net expenses[6,8,9]	2.33 [7]	3.39
Net investment income[6]	5.82 [7]	5.34

Portfolio turnover rate	1%	2%

Supplemental data:
Mortgage Note Payable, End of Period (000s)	$10,100	—
Asset Coverage Ratio for Mortgage Note Payable	571%[10]	—
Asset Coverage, per $1,000 Principal Amount of Mortgage Note Payable	$5,711 [10]	—
Weighted Average Mortgage Note Payable (000s)	$10,100	—
Weighted Average Interest Rate on Mortgage Note Payable	2.40%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock	564%[11]	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock	$5,641 [11]	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	13

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2020 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures, exclusive of sales charges and dealer manager fees, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax and extraordinary expenses, to average net assets of Class T shares did not exceed 2.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the mortgage note payable at the end of the period.

[11]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock at the end of the period divided by the mortgage note payable and Series A Cumulative Preferred Stock outstanding at the end of the period.

See Notes to Consolidated Financial Statements.

14	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class D Shares[1]	2020[2]		2019[3]

Net asset value, beginning of period	$9.99		$10.00

Income (loss) from operations:
Net investment income	0.33		0.15
Net realized and unrealized gain (loss)	(0.33)		0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00)	[4]	—
Total income from operations	0.00	[4]	0.16

Less distributions to common shareholders from:
Net investment income	(0.23)		(0.17)
Total distributions to common shareholders	(0.23)		(0.17)

Net asset value, end of period	$9.76		$9.99
Total return[5]	0.03%		1.62%

Net assets applicable to common shareholders, end of period (000s)	$51		$51

Ratios to average net assets:
Gross expenses[6]	39.09%[7]		228.69%
Net expenses[6,8,9]	1.87	[7]	2.80
Net investment income[6]	6.69	[7]	5.94

Portfolio turnover rate	1%		2%

Supplemental data:
Mortgage Note Payable, End of Period (000s)	$10,100		—
Asset Coverage Ratio for Mortgage Note Payable	571%[10]		—
Asset Coverage, per $1,000 Principal Amount of Mortgage Note Payable	$5,711	[10]	—
Weighted Average Mortgage Note Payable (000s)	$10,100		—
Weighted Average Interest Rate on Mortgage Note Payable	2.40%		—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125		—
Asset Coverage Ratio for Series A Cumulative Preferred Stock	564%[11]		—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock	$5,641	[11]	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	15

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2020 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax and extraordinary expenses, to average net assets of Class D shares did not exceed 2.00%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the mortgage note payable at the end of the period.

[11]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock at the end of the period divided by the mortgage note payable and Series A Cumulative Preferred Stock outstanding at the end of the period.

See Notes to Consolidated Financial Statements.

16	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

For a share of each class of capital stock outstanding throughout each year ended December 31, unless otherwise noted:
Class I Shares[1]	2020[2]	2019[3]

Net asset value, beginning of period	$9.99	$10.00

Income (loss) from operations:
Net investment income	0.33	0.16
Net realized and unrealized gain (loss)	(0.31)	0.01
Distributions paid to Series A Cumulative Preferred Stockholders from net investment income	(0.00) [4]	—
Total income from operations	0.02	0.17

Less distributions to common shareholders from:
Net investment income	(0.25)	(0.18)
Total distributions to common shareholders	(0.25)	(0.18)

Net asset value, end of period	$9.76	$9.99
Total return[5]	0.19%	1.69%

Net assets applicable to common shareholders, end of period (000s)	$42,775	$21,386

Ratios to average net assets:
Gross expenses[6]	7.79%[7]	15.08%
Net expenses[6,8,9]	1.64 [7]	2.57
Net investment income[6]	6.78 [7]	6.17

Portfolio turnover rate	1%	2%

Supplemental data:
Mortgage Note Payable, End of Period (000s)	$10,100	—
Asset Coverage Ratio for Mortgage Note Payable	571%[10]	—
Asset Coverage, per $1,000 Principal Amount of Mortgage Note Payable	$5,711 [10]	—
Weighted Average Mortgage Note Payable (000s)	$10,100	—
Weighted Average Interest Rate on Mortgage Note Payable	2.40%	—
Series A Cumulative Preferred Stock at Liquidation Value, End of Period (000s)	$125	—
Asset Coverage Ratio for Series A Cumulative Preferred Stock	564%[11]	—
Asset Coverage, per $1,000 Liquidation Value per Share of Series A Cumulative Preferred Stock	$5,641 [11]	—

See Notes to Consolidated Financial Statements.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	17

Consolidated financial highlights (cont’d)

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended June 30, 2020 (unaudited).

[3]	For the period September 27, 2019 (inception date) to December 31, 2019.

[4]	Amount represents less than $0.005 per share.

[5]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]	Annualized.

[7]	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to Series A Cumulative Preferred Stockholders.

[8]	Reflects fee waivers and/or expense reimbursements.

[9]

As a result of an expense limitation arrangement, effective May 14, 2020, the ratio of total annual fund operating expenses, other than property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses related to borrowings or the issuance of preferred stock, interest, brokerage, tax and extraordinary expenses, to average net assets of Class I shares did not exceed 1.75%. This expense limitation arrangement cannot be terminated prior to December 31, 2021 without the Board of Directors’ consent. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement.

[10]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock, if any, at the end of the period divided by the mortgage note payable at the end of the period.

[11]

Represents value of Fund net assets plus the mortgage note payable and Series A Cumulative Preferred Stock at the end of the period divided by the mortgage note payable and Series A Cumulative Preferred Stock outstanding at the end of the period.

See Notes to Consolidated Financial Statements.

18	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Clarion Partners Real Estate Income Fund Inc. (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that continuously offers its shares. The Fund is a Maryland corporation and has elected to be taxed as a real estate investment trust (a “REIT”) for U.S. federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). The Board of Directors authorized 400 million shares of $0.001 par value common stock. The Fund’s investment objective is to provide current income and long-term capital appreciation.

The Fund seeks to achieve its objective by investing primarily in a portfolio of private commercial real estate and publicly traded real estate securities.

Generally, all investments made by the Fund in private commercial real estate, including real property and investments in real estate loans, will be made through individual special purpose vehicles (“SPV”). Unless otherwise noted, each SPV is wholly-owned by the Fund and these financial statements are consolidated financial statements of the Fund and each SPV. All interfund transactions have been eliminated in consolidation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The Fund calculates its net asset value by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of investments, plus cash or other assets, including interest and distributions accrued but not yet received). The Fund’s assets and liabilities are valued in accordance with GAAP using the principles set forth below.

Private commercial real estate

The fair values of investments in real estate loans are generally determined by discounting the future contractual cash flows to the present value using a current market interest rate. The market rate is determined by considering one or more of the following criteria as appropriate: (i) interest rates for loans of comparable quality and maturity, (ii) the value of the underlying collateral and (iii) the prevailing state of the debt markets. The valuations of investments in real estate loans are prepared by independent external appraisers. The significant unobservable inputs used in the fair value measurement of the Fund’s investment in real estate loans are the selection of certain credit spreads and the loan to value ratios.

The fair values of real estate investments are generally determined by considering the income, cost and sales comparison approaches of estimating property value. The income

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited) (cont’d)

approach estimates an income stream for a property (typically 10 years) and discounts this income plus a reversion (presumed sale) into a present value at a risk adjusted rate. Yield rates and growth assumptions utilized in this approach are derived from market transactions as well as other financial and industry data. The cost approach estimates the replacement cost of the building less physical depreciation plus the land value. Generally, this approach provides a check on the value derived using the income approach. The sales comparison approach compares recent transactions to the appraised property. Adjustments are made for dissimilarities that typically provide a range of value. The discount rate and the exit capitalization rate are significant inputs to these valuations. These rates are based on the location, type and nature of each property, and current and anticipated market conditions.

Many factors are also considered in the determination of fair value including, but not limited to, the operating cash flows and financial performance of the properties, property types and geographic locations, the physical condition of the asset, prevailing market capitalization rates, prevailing market discount rates, general economic conditions, economic conditions specific to the market in which the assets are located, and any specific rights or terms associated with the investment. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the values that would be determined by negotiations held between parties in a sale transaction.

The valuations of real estate investments are prepared by independent external appraisers. Since appraisals consider the estimated effect of physical depreciation, historical cost depreciation and amortization on real estate related assets have been excluded from net investment income.

Investments in non-consolidated joint ventures are stated at fair value. The Fund’s ownership interests are valued based on the fair value of the underlying real estate and any related mortgage loans payable using the same techniques as described within this Note. Any other factors, such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions, and capital call obligations are also considered. Upon the disposition of all investments in joint ventures by an investee entity, the Fund will continue to state its equity in the remaining net assets of the investee entity during the wind down period, if any, that occurs prior to the dissolution of the investee entity.

The fair values of mortgage and senior notes payable are generally determined by discounting the difference between the contractual interest rates and estimated market interest rates considering changes in credit spreads, as applicable. The debt valuations for the Fund are prepared by an independent third-party service provider. The significant unobservable inputs used in the fair value measurement of the Fund’s mortgage notes payable are the selection of certain credit spreads and the loan to value ratios. The significant unobservable inputs used in the fair value measurement of the Fund’s senior notes payable are the selection of certain credit spreads.

20	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

Real estate securities and other investments

The valuations for fixed income securities (which may include, but are not limited to, corporate bonds, mortgage-backed and asset-back securities, and collateralized mortgage obligations) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/ dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

Valuation oversight

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Real Estate Investments	—	—	$20,300,000	$20,300,000
Investments in Real Estate Loans	—	—	17,552,502	17,552,502
Collateralized Mortgage Obligations	—	$14,186,411	—	14,186,411
Asset-Backed Securities	—	3,505,899	—	3,505,899
Mortgage-Backed Securities	—	151,837	—	151,837
Total Long-Term Investments	—	17,844,147	37,852,502	55,696,649
Short-Term Investments†	$2,983,366	—	—	2,983,366
Total Investments	$2,983,366	$17,844,147	$37,852,502	$58,680,015

22	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$2,951	—	—	$2,951

†	See Consolidated Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Balance as of December 31, 2019	Accrued premiums/ discounts	Realized gain (loss)	Change in unrealized appreciation (depreciation)[1]	Purchases
Real Estate Investments	—	—	—	$(58,780)	$20,358,780
Investments in Real Estate Loans	$18,000,000	—	—	(447,498)	—
Total	$18,000,000	—	—	$(506,278)	$20,358,780

Investments in Securities (cont’d)	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of June 30, 2020	Net change in unrealized appreciation (depreciation) for investments in securities still held at June 30, 2020[1]
Real Estate Investments	—	—	—	$20,300,000	$(58,780)
Investments in Real Estate Loans	—	—	—	17,552,502	(447,498)
Total	—	—	—	$37,852,502	$(506,278)

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Consolidated Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

The following table summarizes the valuation techniques used and unobservable inputs approved by the Valuation Committee to determine the fair value of certain, material Level 3 investments. The table does not include Level 3 investments with values derived utilizing prices from prior transactions or third party pricing information without adjustment (e.g., broker quotes, pricing services, net asset values).

	Fair Value at 6/30/20 (000’s)	Valuation Technique(s)	Unobservable Input(s)	Value	Impact to Valuation from an Increase in Input*
Real Estate Investments:
Industrial	$20,300	Discounted cash flow	Discount rate	6.5%	Decrease
			Exit capitalization rate	6.0%	Decrease
Investments in Real Estate Loans:
Mixed use	$17,553	Yield method	Credit spread	9.26%	Decrease
			Loan to value ratio	82.9%	Decrease

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

*

This column represents the directional change in the fair value of the Level 3 investments that would result in an increase from the corresponding unobservable input. A decrease to the unobservable input would have the opposite effect. Significant increases and decreases in these unobservable inputs in isolation could result in significantly higher or lower fair value measurements.

(b) Private commercial real estate. The Fund’s investments in private commercial real estate (“CRE”) may include whole or partial interests in real properties, mortgage debt and mezzanine debt. The investments typically depend on the generation of cash flows, such as mortgage interest and rental and lease payments. Changes in broad market and economic conditions such as prevailing interest rates, as well as property specific delinquencies, fluctuations in underlying property values, and lease defaults may all impact the valuation of these investments.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Consolidated Statement of Cash Flows.

(e) Credit and market risk. Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

24	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of June 30, 2020, the Fund did not have any open OTC derivative transactions.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Rental income, including tenant reimbursements and recovery charges, earned from real estate investments is recognized on an accrual basis in accordance with the terms of the underlying lease agreement. Origination fees received in connection with CRE investments are deferred and recognized as income over the life of each respective investment. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP. For tax purposes, a distribution that for purposes of GAAP is composed of return of capital and net investment income may be subsequently re-characterized to also include capital gains. Shareholders will be informed of the tax characteristics of the distributions after the close of the 2020 fiscal year.

Distributions to holders of Series A Cumulative Preferred Stock are accrued daily and paid semi-annually and are determined as described in Note 6. For tax purposes, the payments made to the holders of the Fund’s Series A Cumulative Preferred Stock are treated as dividends or distributions.

(j) Redemption fees. Common stock shares redeemed prior to 12 months from the date of issue are subject to a 2% redemption fee. The redemption fee is accounted for as an addition to paid-in capital.

26	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

(k) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Organization costs. Organization costs associated with the establishment of the Fund are charged to expense as they are incurred.

(n) Offering costs. Costs incurred by the Fund in connection with the commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(o) Federal and other taxes. The Fund has elected to be taxed as a REIT. The Fund’s qualification and taxation as a REIT depend upon the Fund’s ability to meet on a continuing basis, through actual operating results, certain qualification tests set forth in the U.S. federal tax laws. Those qualification tests involve the percentage of income that the Fund earns from specified sources, the percentage of the Fund’s assets that falls within specified categories, the diversity of the ownership of the Fund’s shares, and the percentage of the Fund’s taxable income that the Fund distributes. No assurance can be given that the Fund will in fact satisfy such requirements for any taxable year. If the Fund qualifies as a REIT, the Fund generally will be allowed to deduct dividends paid to shareholders and, as a result, the Fund generally will not be subject to U.S. federal income tax on that portion of the Fund’s ordinary income and net capital gain that the Fund annually distributes to shareholders, as long as the Fund meets the minimum distribution requirements under the Code. The Fund intends to make distributions to shareholders on a regular basis as necessary to avoid material U.S. federal income tax and to comply with the REIT distribution requirements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of December 31, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

However, management has concluded that the Fund is subject to state income and franchise taxes in certain states as a result of its current shareholder base. The Fund has accrued $65 for these taxes for the six months ended June 30, 2020.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, LMPFA is an indirect, wholly-owned subsidiary of Franklin Resources, Inc. (“Franklin Resources”).

Clarion Partners, LLC (“Clarion Partners”) is the Fund’s investment subadviser. Clarion Partners, an affiliate of Legg Mason, is a registered investment adviser and is responsible for the day-to-day portfolio management of the Fund subject to the supervision of the Fund’s Board of Directors and LMPFA. For its services, the Fund pays LMPFA a management fee, payable monthly, in an amount equal to 1.25% of the Fund’s average daily net assets. LMPFA has agreed to waive its management fee effective December 4, 2019 through December 31, 2020. (On June 18, 2020, the Fund’s Board of Directors approved an extension of the Fund’s management fee waiver and LMPFA agreed to extend the management fee waiver for an additional six months, extending the waiver from its original termination date of June 30, 2020 to December 31, 2020.) The management fee waiver is not subject to recapture provision discussed below. Clarion Partners receives an annual subadvisory fee, payable monthly, from LMPFA in an amount equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. No subadvisory fee is paid by the Fund directly to Clarion Partners. As of July 31, 2020, Clarion Partners is an indirect, majority-owned subsidiary of Franklin Resources.

Western Asset Management Company, LLC (“Western Asset”) is the Fund’s securities subadviser. Western Asset, a wholly-owned subsidiary of Legg Mason and an affiliate of LMPFA and Clarion Partners, is a registered investment adviser and has day-to-day responsibility for managing the portion of the Fund’s securities investments allocated to it by Clarion Partners, including publicly traded real estate securities and investments in cash, cash equivalents and other short-term investments to facilitate liquidity for the quarterly repurchases of common stock. LMPFA, and not the Fund, pays Western Asset a fee based on the assets of the Fund allocated to Western Asset by Clarion Partners. As of July 31, 2020, Western Asset is an indirect, wholly-owned subsidiary of Franklin Resources.

Effective May 14, 2020, LMPFA has agreed to waive fees and/or reimburse the expenses (including organizational and offering expenses, but excluding property management, acquisition, disposition expenses, any other expenses related to investments in real property, debt and real estate related securities, expenses relating to borrowings or the issuance of preferred stock, interest, brokerage, tax, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to ensure that the total annual Fund operating expenses attributable to Class S Shares, Class T Shares, Class D Shares and Class I Shares did not exceed 2.60%, 2.60%, 2.00% and 1.75%, respectively, of average net assets of that class per year. These arrangements cannot be terminated prior to December 31, 2021 without the consent of the Board of Directors of the Fund. Prior to May 14, 2020, expenses related to borrowings or the issuance of preferred stock were included in the expense limitation arrangement above.

28	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

During the six months ended June 30, 2020, fees waived and/or expenses reimbursed amounted to $1,153,919.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at June 30, 2020, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class S	Class T	Class D	Class I
Expires December 31, 2022	$32,953	$32,953	$28,953	$635,013
Expires December 31, 2023	20,915	62,605	23,651	823,806
Total fee waivers/expense reimbursements subject to recapture	$53,868	$95,558	$52,604	$1,458,819

For the six months ended June 30, 2020, LMPFA did not recapture any fees.

At June 30, 2020, $1,480,049 was payable to LMPFA by the Fund for reimbursement of organization and offering costs paid by LMPFA on behalf of the Fund.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, is the principal underwriter and distributor of the common stock pursuant to a distribution agreement with the Fund. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

There is a maximum initial sales charge of 3.50% for Class S shares and a maximum initial sales charge of 3.00% and a dealer manager fee of 0.50% for Class T shares. Certain participating broker-dealers may offer Class T shares subject to a dealer manager fee of up to 1.50%, provided that the sum of the sales load and dealer manager fee will not exceed 3.50% of the total purchase price. These purchases do not incur an initial sales charge.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

As of June 30, 2020, Legg Mason and its affiliates owned 88% of the Fund.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

3. Investments

During the six months ended June 30, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$33,972,495	$1,422,838
Sales	327,739	53,560

At June 30, 2020, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Securities	$59,948,614	$209,010	$(1,477,609)	$(1,268,599)
Futures contracts	—	—	(2,951)	(2,951)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at June 30, 2020.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$2,951

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended June 30, 2020. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(42,759)

30	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(2,951)

During the six months ended June 30, 2020, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$714,241

5. Mortgage note payable

On May 12, 2020, through a wholly-owned SPV, the Fund obtained a $10,100,000 mortgage note payable (the “Mortgage”) from Wells Fargo Bank, National Association, maturing on May 11, 2025. The Mortgage is collateralized by the property at 100 Friars Boulevard, West Deptford, N.J. Financing costs incurred by the Fund in connection with the Mortgage were $317,226. These financing costs are recorded as a deferred charge and amortized over the life of the Mortgage. The Mortgage provides for interest only monthly payments, calculated at a variable rate based on the one-month LIBOR, plus any applicable margin. Interest expense related to the Mortgage for the six months ended June 30, 2020 was $33,163. For the six months ended June 30, 2020, the Fund had an average daily mortgage balance outstanding of $10,100,000 and the weighted average interest rate was 2.40%. At June 30, 2020, the Fund had $10,100,000 balance outstanding on the Mortgage.

6. Series A cumulative preferred stock

On January 7, 2020, the Fund issued 125 shares of Series A Cumulative Preferred Stock (the “Preferred Stock”).

At June 30, 2020, the Fund had 125 shares of Preferred Stock outstanding with a liquidation preference of $1,000 per share plus an amount equal to accrued but unpaid dividends (the “Liquidation Preference”). The Preferred Stock dividends are cumulative at a rate of 12.0% per annum and are redeemable under certain conditions by the Fund or subject to mandatory redemption upon default of certain coverage requirements at a redemption price equal to the Liquidation Preference.

7. Distributions to common shareholders subsequent to June 30, 2020

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Class D Amount	Class I Amount	Class S Amount	Class T Amount
7/30/20	7/31/20	$0.039633	$0.041597	$0.034553	$0.035493

8. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Distribution and Service Plan and under that plan the Fund pays service and/or distribution fees with respect to its Class S, Class T and Class D shares calculated at the annual rate of 0.85%, 0.85% and 0.25% of the average daily net assets of

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the six months ended June 30, 2020, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class S	$214	$19,633
Class T	7,027	28,680
Class D	164	20,151
Class I	—	44,475
Total	$7,405	$112,939

For the six months ended June 30, 2020, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class S	$21,227
Class T	73,171
Class D	24,461
Class I	1,035,060
Total	$1,153,919

9. Distributions to shareholders by class

	Six Months Ended June 30, 2020	Period Ended December 31, 2019†
Net Investment Income:
Class S	$1,045	$784
Class T	54,259	784
Class D	3,609	860
Class I	1,036,538	375,573
Total	$1,095,451	$378,001

†	For the period September 27, 2019 (inception date) to December 31, 2019.

10. Capital shares

At June 30, 2020, the Fund had 400 million shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Six Months Ended June 30, 2020		Period Ended December 31, 2019†
	Shares	Amount	Shares	Amount
Class S
Shares issued	—	—	5,000	$50,000
Shares issued on reinvestment	107	$1,045	79	784
Shares repurchased through tender offer	—	—	—	—
Redemption fees	—	13	—	—
Net increase	107	$1,058	5,079	$50,784

32	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

	Six Months Ended June 30, 2020		Period Ended December 31, 2019†
	Shares	Amount	Shares	Amount
Class T
Shares issued	461,615	$4,555,957	5,000	$50,000
Shares issued on reinvestment	2,998	29,073	79	784
Shares repurchased through tender offer	—	—	—	—
Redemption fees	—	512	—	—
Net increase	464,613	$4,585,542	5,079	$50,784

Class D
Shares issued	20,547	$207,284	5,000	$50,000
Shares issued on reinvestment	160	1,546	86	860
Shares repurchased through tender offer	(20,585)	(199,053)	—	—
Redemption fees	—	13	—	—
Net increase	122	$9,790	5,086	$50,860

Class I
Shares issued	2,173,501	$21,869,231	2,103,912	$21,050,000
Shares issued on reinvestment	106,409	1,031,913	37,633	375,573
Shares repurchased through tender offer	(37,470)	(362,335)	—	—
Redemption fees	—	10,649	—	—
Net increase	2,242,440	$22,549,458	2,141,545	$21,425,573

†	For the period September 27, 2019 (inception date) to December 31, 2019.

11. Tender offer

On December 19, 2019, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 5.0% of the Fund’s aggregate net asset value (“NAV”), subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock (a “Share”) on the day on which the tender offer expired. The tender offer expired on January 21, 2020. No shares of the Fund were duly tendered.

On February 14, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expired. The tender offer commenced on March 18, 2020 and expired on April 16, 2020. On April 20, 2020, the Fund announced the final results of the tender offer. A total of 58,055 Shares were duly tendered and not withdrawn. The purchase price of properly tendered Shares was $9.67 and $9.67 per Share of Class D Shares and Class I Shares, respectively, the respective net asset value per Share as of the close of the trading session on the New York Stock Exchange on April 16, 2020. The corresponding dollar amount of shares repurchased are included in the Statement of Changes. Shares that were tendered but not accepted for payment, if applicable, and Shares that were not tendered, will remain outstanding.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

On May 14, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or extending the offer. The tender offer was conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expired. The tender offer commenced on June 16, 2020 and expired on July 16, 2020, subsequent to the end of the reporting period. On July 20, 2020, the Fund announced the final results of the tender offer. A total of 64 Shares were duly tendered and not withdrawn. The purchase price of properly tendered Shares was $9.78 per Share of Class I Shares, the net asset value per Share as of the close of the trading session on the New York Stock Exchange on July 16, 2020. Shares that were tendered but not accepted for payment, if applicable, and Shares that were not tendered, will remain outstanding.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. Plans are underway to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

13. Subsequent events

On July 10, 2020, the borrower of the Aertson Midtown Mezzanine B Loan (the “Loan”) entered into a forbearance and loan modification agreement with the Fund, whereby the interest payments due during the period commencing July 2020 through December 2020 were deferred and are to be paid at a later period, as prescribed in the agreement.

*  *  *

On August 14, 2020, the Fund announced that the Fund’s Board of Directors had approved a tender offer for up to 5.0% of the Fund’s aggregate NAV, subject to the right to purchase additional shares representing up to 2.0% of the Fund’s NAV without amending or

34	Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report

extending the offer. The tender offer will be conducted at a price equal to the Fund’s NAV per share of common stock on the day on which the tender offer expires. The Fund intends to commence its tender offer on or about September 16, 2020, with the expiration of the tender offer currently expected to be October 15, 2020.

Clarion Partners Real Estate Income Fund Inc. 2020 Semi-Annual Report	35

Board approval of new management and

new subadvisory agreements (unaudited)

Background

On March 9, 2020, during a telephonic meeting of the Boards of Directors (each, a “Board” and each Board member, a “Director” or a “Board Member”) of the closed-end funds under the Board’s purview (each, a “Fund” and together, the “Funds”), Board Members discussed with management of Legg Mason, Inc. (“Legg Mason”) and certain representatives of Franklin Resources, Inc. and its subsidiaries (together, “Franklin Templeton”) the acquisition of Legg Mason by Franklin Templeton (the “Transaction”) and Franklin Templeton’s plans and intentions regarding the Funds and Legg Mason’s asset management business, including the preservation and continued investment autonomy of the investment advisory businesses conducted by Legg Mason’s separate investment advisory subsidiaries and the combination of Legg Mason’s and Franklin Templeton’s distribution resources. The Board of each Fund was advised that the Transaction, if completed, would constitute a change of control under the Investment Company Act of 1940, as amended (the “1940 Act”), that would result in the termination of the current management agreement between each Fund and Legg Mason Partners Fund Advisor, LLC (the “Manager”) (the “Current Management Agreements”) and the current subadvisory agreements with each Fund’s subadviser or subadvisers (each, a “Subadviser” and together, the “Subadvisers”) (the “Current Subadvisory Agreements”).

At meetings held on April 1, 2020 the Board of each Fund, including a majority of the Board Members who are not “interested persons” of the Fund or the Manager as defined in the 1940 Act (the “Independent Board Members”), approved the new management agreement between each Fund and the Manager (each, a “New Management Agreement”) and each new subadvisory agreement between each Fund’s Manager and its Subadviser or Subadvisers relating to the Fund (each, a “New Subadvisory Agreement”).1 (The New Management Agreement for a Fund and the New Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “New Agreements,” the Current Management Agreement for a Fund and the Current Subadvisory Agreement or Agreements for the Fund are referred to, collectively, as the “Current Agreements,” and the Manager and the Subadviser or Subadvisers for a Fund are referred to, collectively, as the “Advisers.”)

At these meetings, which included meetings of the full Board of each Fund and separate meetings of the Independent Board Members, the Board considered, among other things, whether it would be in the best interests of each Fund and its respective shareholders to approve the New Agreements, and the anticipated impacts of the Transaction on the Funds and their shareholders. To assist the Board of each Fund in its consideration of the New Agreements,

[1]

This meeting was held telephonically in reliance on an exemptive order issued by the Securities and Exchange Commission on March 13, 2020. Reliance on the exemptive order is necessary and appropriate due to circumstances related to current or potential effects of COVID-19. All Board Members participating in the telephonic meeting were able to hear each other simultaneously during the meeting. Reliance on the exemptive order requires Board Members, including a majority of the Independent Board Members, to ratify actions taken pursuant to the exemptive order by vote cast at the next in-person meeting.

36	Clarion Partners Real Estate Income Fund Inc.

Franklin Templeton provided materials and information about Franklin Templeton, including its financial condition and asset management capabilities and organization, Legg Mason provided materials and information about Legg Mason, including performance and expense comparison data and profitability information by Fund and with respect to the Legg Mason fund complex as a whole, and Franklin Templeton and Legg Mason provided materials and information about the proposed Transaction between Legg Mason and Franklin Templeton.

Before and during the April 1, 2020 meetings, the Board of each Fund sought certain information as it deemed necessary and appropriate. In connection with their consideration of the New Agreements, the Independent Board Members worked with their independent legal counsel to prepare requests for additional information that were submitted to Franklin Templeton and Legg Mason. The requests for information of the Board of each Fund sought information relevant to the Board’s consideration of the New Agreements and other anticipated impacts of the Transaction on the Funds and their shareholders. Franklin Templeton and Legg Mason provided documents and information in response to these requests for information. Following their review of this information, the Independent Board Members requested additional information from Franklin Templeton and Legg Mason. Franklin Templeton and Legg Mason provided further information in response to these requests, which the Board of each Fund reviewed. Senior management representatives from Franklin Templeton and Legg Mason participated in a portion of each of these meetings and addressed various questions raised by the Board of each Fund.

At the April 1, 2020 meeting of the Board of each Fund, representatives of Legg Mason and Franklin Templeton made presentations to, and responded to questions from, the Board. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Agreements.

Board Approval of New Management Agreements and New Subadvisory Agreements

Each Fund’s Board’s evaluation of the New Agreements reflected the information provided specifically in connection with their review of the New Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent approval or renewal of the Current Agreements at in-person meetings held on November 14, 2019 (or February 14, 2019 in the case of Clarion Partners Real Estate Income Fund Inc. (the “Clarion Fund”)) and at other Board meetings throughout the prior year.

Among other things, the Board Members considered:

(i)	the reputation, experience, financial strength and resources of Franklin Templeton and its investment advisory subsidiaries;

(ii)	that Franklin Templeton has informed the Board of each Fund that it intends to maintain the investment autonomy of the Legg Mason investment advisory subsidiaries;

Clarion Partners Real Estate Income Fund Inc.	37

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

(iii)

that Franklin Templeton and Legg Mason have informed the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and have represented that there are not expected to be any changes in the portfolio management personnel managing the Funds as a result of the Transaction;

(iv)

that Franklin Templeton and Legg Mason have informed the Board of each Fund regarding transition plans, including Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing;

(v)	that there are not expected to be any changes to any Fund’s custodian or other service providers as a result of the Transaction;

(vi)

that Franklin Templeton has informed the Board of each Fund that it has no present intention to alter currently effective expense waivers and reimbursements after their expiration, and, while it reserves the right to do so in the future, it would consult with the applicable Fund’s Board before making any changes;

(vii)

that Franklin Templeton does not expect to propose any changes to the investment objective(s) of any Fund or any changes to the principal investment strategies of any Fund as a result of the Transaction;

(viii)	the potential benefits to Fund shareholders from being part of a combined fund family with Franklin Templeton-sponsored funds and access to a broader array of investment opportunities;

(ix)	that Franklin Templeton and Legg Mason will each derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x)	the fact that each Fund’s contractual management fee rates will remain the same and will not increase by virtue of the New Agreements;

(xi)

the terms and conditions of the New Agreements, including that each New Agreement is identical to its corresponding Current Agreement except for their respective dates of execution, effectiveness and termination;

(xii)	the support expressed by the current senior management team at Legg Mason for the Transaction and Legg Mason’s recommendation that the Board of each Fund approve the New Agreements;

(xiii)

that the Current Agreements, except in the case of newer Funds (including the Clarion Fund), are the product of multiple years of review and negotiation and information received and considered by the applicable Fund’s Board in the exercise of their

38	Clarion Partners Real Estate Income Fund Inc.

business judgment during those years, and that within the past six-months the Board of each Fund, except the Clarion Fund, had performed a full review of and approved the Current Agreements as required by the 1940 Act and had determined in the exercise of the Board Members’ business judgment that each applicable Adviser had the capabilities, resources and personnel necessary to provide the services provided to each Fund, and that the management and subadvisory fees paid by or in respect of the Fund, taking into account any applicable agreed-upon fee reductions, represented reasonable compensation to the applicable Adviser in light of the services provided, the costs to the Adviser of providing those services, the fees and other expenses paid by similar funds, and such other matters as the Board Members considered relevant in the exercise of their business judgment, and represented an appropriate sharing between Fund shareholders and the Advisers of any economies of scale in the management of the Fund at current and anticipated asset levels;

(xiv)	that the Current Agreements were considered and approved as recently as November 2019, except in the case of the Clarion Fund, which is currently in the initial term of its agreement;

(xv)

that the Funds will not bear the costs of obtaining shareholder approval of the New Agreements, including proxy solicitation costs, legal fees and the costs of printing and mailing the proxy statement, regardless of whether the Transaction is consummated; and

(xvi)

that under the a definitive agreement between Legg Mason and Franklin Templeton (the “Transaction Agreement”), Franklin Templeton has acknowledged that Legg Mason had entered into the Transaction Agreement in reliance upon the benefits and protections provided by Section 15(f) of the 1940 Act, and that, in furtherance of the foregoing, Franklin Templeton agreed to use reasonable best efforts to conduct its business so that (a) for a period of not less than three years after the closing of the Transaction no more than 25% of the members of the Board of any Fund shall be “interested persons” (as defined in the 1940 Act) of any investment adviser for a Fund, and (b) for a period of not less than two years after the closing, neither Franklin Templeton nor any of its affiliates shall impose an “unfair burden” (within the meaning of the 1940 Act, including any interpretations or no-action letters of the Securities and Exchange Commission) on any Fund as a result of the transactions contemplated by the Transaction Agreement or any express or implied terms, conditions or understandings applicable thereto.

Certain of these considerations are discussed in more detail below.

In their deliberations, the Board Members considered information received in connection with the most recent approval or continuation of each Current Agreement in addition to information provided by Franklin Templeton and Legg Mason in connection with their evaluation of the terms and conditions of the New Agreements. In connection with the most recent approval or continuation of each Current Agreement, and in connection with their

Clarion Partners Real Estate Income Fund Inc.	39

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

review of each New Agreement, the Board Members did not identify any particular information that was all-important or controlling, and each Board Member may have attributed different weights to the various factors. The Board Members evaluated all information available to them on a Fund-by-Fund basis with respect to their consideration of the Current Agreements and the New Agreements, and their determinations were made separately in respect of each Fund.

The information provided and presentations made to the Board of each Fund encompassed each Fund and all other Funds for which the Board has responsibility. The discussion below covers both the advisory and the administrative functions rendered by the Manager for each Fund, both of which functions are encompassed by the New Management Agreement for the Fund, as well as the advisory functions rendered by the Subadviser(s) pursuant to the New Subadvisory Agreement(s) for the Fund. The Independent Board Members of each Fund considered the New Management Agreement and the New Subadvisory Agreement(s) separately in the course of their review. In doing so, they considered the respective roles and compensation of the Manager and the Subadviser(s) in providing services to the Fund.

The Independent Board Members were advised by separate independent legal counsel throughout the process. Prior to voting, the Independent Board Members of each Fund received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the New Agreements for the Fund. The Independent Board Members of each Fund, including the Clarion Fund, reviewed the proposed approval of the New Agreements for the Fund on multiple occasions with their independent legal counsel in private sessions at which no representatives of Franklin Templeton, Legg Mason, or the Manager or Subadviser(s) for the Fund were present.

Nature, Extent and Quality of the Services under the New Agreements

The Board of each Fund received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser(s) under the Current Agreements. In evaluating the nature, quality and extent of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, the expected impact, if any, of the Transaction on the operations, facilities, organization and personnel of each Adviser, and that Franklin Templeton and Legg Mason have advised the Board of each Fund that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by the Advisers, including compliance and other non-advisory services, and that there are not expected to be any changes in portfolio management personnel as a result of the Transaction. In this regard, the Board of each Fund took into account that Franklin Templeton and Legg Mason have informed the Board regarding Legg Mason’s provision of retention incentives for certain Legg Mason corporate personnel until the Transaction closes, and Franklin Templeton’s provision of long-term retention mechanisms for certain personnel following the closing. The Board of each Fund has received information at regular meetings throughout the past year related to the services

40	Clarion Partners Real Estate Income Fund Inc.

rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Fund’s other service providers. Each Fund’s Board’s evaluation of the services provided by the Manager and the Subadviser(s) took into account the Board Members’ knowledge gained as Board Members of other Funds in the Legg Mason fund complex, including knowledge gained regarding the scope and quality of the investment management and other capabilities of the Manager and the Subadviser(s), and the quality of the Manager’s administrative and other services. The Board of each Fund observed that the scope of services provided by the Manager and the Subadviser(s), and the undertakings required of the Manager and Subadviser(s) in connection with those services, including maintaining and monitoring their own and the Fund’s compliance programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board of each Fund has received and reviewed on a regular basis information from the Manager and the Subadviser(s) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, and took that information into account in its evaluation of the New Agreements. The Board of each Fund also considered the risks associated with the Fund borne by the Advisers and their affiliates (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the risk management processes of the Manager and Subadviser(s).

The Board of each Fund considered information provided by Franklin Templeton regarding its business and operating structure, scale of operation, leadership and reputation, distribution capabilities, and financial condition (pre- and post-closing).

The Board of each Fund also reviewed the qualifications, backgrounds and responsibilities of the senior personnel of the Manager and the Subadviser(s) and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board of each Fund noted in particular that following the Transaction, Franklin Templeton is expected to have resources that will provide it with substantial capacity to invest across the business. The Board of each Fund also considered the financial resources of Legg Mason and Franklin Templeton and the importance of having a Fund manager with, or with access to, significant organizational and financial resources.

The Board also considered the benefits to each Fund of being part of a larger combined organization with greater financial resources following the Transaction, particularly during periods of market disruptions and volatility. In addition, the Board also considered Franklin Templeton’s significant experience in dealing with issues unique to the management of closed-end funds.

The Board of each Fund also considered the policies and practices of the Manager and the Subadvisers regarding the selection of brokers and dealers and the execution of portfolio transactions for the Fund.

Clarion Partners Real Estate Income Fund Inc.	41

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

The Board of each Fund received performance information for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, based on classifications provided by Thomson Reuters Lipper (“Lipper”). The Board of each Fund was provided with a description of the methodology used to determine the similarity of the Fund with the funds included in the Performance Universe. It was noted that while the Board of each Fund has found the Broadridge data generally useful they recognized its limitations, including that the data may vary depending on the end date selected and that the results of the performance comparisons may vary depending on the selection of the peer group and its composition over time. It was also noted that the Board of each Fund has received and discussed with management information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and against the Fund’s peers. In addition, the Board of each Fund considered the Fund’s performance in light of overall financial market conditions. Where a Fund’s performance was below the median during one or more specified periods, the Fund’s Board noted the explanations from the Advisers concerning the Fund’s relative performance versus the peer group for the various periods.

Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members of each Fund determined that the Transaction was not expected to affect adversely the nature, extent and quality of services provided by each Adviser and that the Transaction was not expected to have an adverse effect on the ability of the Advisers to provide those services, and the Board of each Fund, including the Clarion Fund, concluded that, overall, the nature, extent and quality of services expected to be provided, including performance, under the New Agreements for the Fund were sufficient for approval.

Management Fees and Expense Ratios

The Board of each Fund, except the Clarion Fund, considered that it had reviewed the Fund’s management fee and total expense ratio at the November 2019 contract renewal meeting.

The Board of each Fund considered that the New Management Agreement does not change any Fund’s management fee rate or the computation method for calculating such fees, and that there is no present intention to alter expense waiver and reimbursement arrangements that are currently in effect. The Board of each Fund noted that by their terms none of the current expense waiver and reimbursement arrangements would expire before December 2020 and that Franklin Templeton had indicated that it would consult with the applicable Fund’s Board before making any changes to the Fund’s current expense waiver and reimbursement arrangements.

The Board of each Fund reviewed and considered the contractual management fee and the actual management fees paid by the Fund to the Manager in light of the nature, extent and quality of the management and subadvisory services to be provided by the Manager and the Subadviser(s). The Board of each Fund also noted that the compensation paid to the Subadviser(s) is the responsibility and expense of the Manager, or in some cases another

42	Clarion Partners Real Estate Income Fund Inc.

Subadviser, and not the Fund. In addition, the Board of each Fund received and considered information provided by Broadridge comparing the contractual management fee and the actual management fee for the Fund, as well as the total actual expenses for the Fund, with those of funds in both the relevant expense group and a broader group of funds, each selected by Broadridge based on classifications provided by Lipper. It was noted that, while the Board of each Fund has found the Broadridge data generally useful, it recognized its limitations, including that the data may vary depending on the selection of the peer group. The Board of each Fund also considered the overall management fee, the fees of each Subadviser and the portion of the management fee retained by the Manager after payment of the subadvisory fees, in each case in light of the services rendered for those amounts. The Board of each Fund also received an analysis of Legg Mason complex-wide management fees for Funds with a similar strategy provided by the Manager, which, among other things, set out a framework of fees based on asset classes.

The Board of each Fund reviewed information regarding fees charged by the Manager and/or the Subadviser(s) to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Manager reviewed with the Board of each Fund the differences in services provided to these different types of accounts, including that the Fund is provided with certain administrative services, office facilities, and Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other Fund service providers. The Board of each Fund considered the fee comparisons in light of the differences in management of these different types of accounts and the differences in associated risks borne by the Advisers.

In evaluating the costs of the services to be provided by the Advisers under the New Agreements, the Board Members considered, among other things, whether management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from Franklin Templeton and Legg Mason, the Board Members determined that the Transaction would not increase the total fees payable by any Fund for management services.

Taking all of the above into consideration, as well as the factors identified below, the Board of each Fund, including the Clarion Fund, determined that the management fee and the subadvisory fees for the Fund were reasonable in light of the nature, extent and quality of the services to be provided to the Fund under the New Agreements.

Profitability and Economies of Scale

The Board of each Fund received and considered an analysis of the profitability of the Manager and its affiliates in providing services to the Fund. The Board of each Fund also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board of each Fund received information with respect to the Manager’s allocation methodologies used in preparing this profitability data. It was noted that the allocation methodologies had been previously reviewed by an outside consultant. The

Clarion Partners Real Estate Income Fund Inc.	43

Board approval of new management and

new subadvisory agreements (unaudited) (cont’d)

profitability of the Manager and its affiliates was considered by each Fund’s Board not to be excessive in light of the nature, extent and quality of the services provided to the Fund, including the Clarion Fund.

The Board of each Fund received and considered information concerning whether the Advisers realize economies of scale as the Fund’s assets grow. In conjunction with their most recent or prior deliberations concerning the Current Agreements, the Board Members have noted that advisory or management fee reductions had been implemented for certain Funds, as well as expense limitations, and that after taking those reductions and expense limitations into account, the Board Members had determined that the total fees for management services, and administrative services for the applicable Funds, were reasonable in light of the services provided to the Funds, including the Clarion Fund, and that any economies of scale were being shared appropriately.

The Board Members noted that Franklin Templeton and Legg Mason expected to realize cost savings from the Transaction based on synergies of operations, primarily at the holding company distribution level, as well as to benefit from possible growth of the Funds resulting from enhanced distribution capabilities. The Board of each Fund took into account that cost synergies were not the primary driver of the Transaction. However, they noted that other factors could also affect profitability and potential economies of scale, and that it was not possible to predict with any degree of certainty how the Transaction would affect the Advisers’ profitability from their relationship with the Funds, nor to quantify at this time any possible future economies of scale. The Board Members noted they will have the opportunity to periodically re-examine such profitability and any economies of scale going forward.

Other Benefits to the Advisers

The Board of each Fund considered other benefits received by the Manager, the Subadviser(s) and their affiliates as a result of their relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders. In light of the costs of providing investment management and other services to the Funds and the ongoing commitment of the Manager and the Subadviser(s) to the Funds, the Board of each Fund considered that the ancillary benefits that the Manager, the Subadviser(s) and their affiliates received as a result of their relationship with the Fund, including the Clarion Fund, were reasonable. In evaluating the fall-out benefits to be received by the Advisers under the New Agreements, the Board Members considered whether the Transaction would have an impact on the fall-out benefits received by virtue of the Current Agreements.

The Board of each Fund considered that Franklin Templeton may derive reputational and other benefits from its ability to use the Legg Mason investment affiliates’ names in connection with operating and marketing the Funds. The Board of each Fund considered that the Transaction, if completed, would significantly increase Franklin Templeton’s assets under management and expand Franklin Templeton’s investment capabilities.

44	Clarion Partners Real Estate Income Fund Inc.

Conclusion

After consideration of the factors described above as well as other factors, and in the exercise of their business judgment, the Board Members, including the Independent Board Members, concluded that the New Agreements, including the fees payable thereunder, were fair and reasonable to each Fund and that entering into the New Agreements for each Fund, including the Clarion Fund, was in the best interests of the Fund’s shareholders, and they voted to approve the New Agreements for each Fund and to recommend that the Fund’s shareholders approve the New Agreements.

Clarion Partners Real Estate Income Fund Inc.	45

Additional shareholder information (unaudited)

Results of special meeting of shareholders

A Special Meeting of Shareholders of Clarion Partners Real Estate Income Fund Inc. was held on June 5, 2020 for the purpose of considering and voting upon the proposals presented at the Meeting. The following provides information concerning the matters voted upon at the Meeting:

A Proposal to Approve a New Management Agreement with Legg Mason Partners Fund Advisor, LLC.

A proposal to approve a new management agreement with Legg Mason Partners Fund Advisor, LLC.

For	Against	Abstain	Broker Non-Votes
2,315,515	—	4,775	—

A Proposal to Approve a New Subadvisory Agreement with Clarion Partners LLC.

A proposal to approve a new subadvisory agreement with Clarion Partners, LLC.

For	Against	Abstain	Broker Non-Votes
2,320,290	—	—	—

A Proposal to Approve a New Subadvisory Agreement with Western Asset Management Company, LLC.

A proposal to approve a new subadvisory agreement with Western Asset Management Company, LLC.

For	Against	Abstain	Broker Non-Votes
2,315,515	—	4,775	—

46	Clarion Partners Real Estate Income Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested in additional shares of Common Stock at the NAV determined on the reinvestment date. You may elect not to participate in the Fund’s Dividend Reinvestment Plan (the “Plan”) by contacting DST Asset Manager Solutions, Inc. (“the Plan Agent”). An election to receive cash may be revoked or reinstated at the option of the stockholder. If you do not participate, you will receive all distributions in cash. All distributions will be wired to your account. The Fund will not pay distributions via check.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT. Such withdrawal will be effective immediately if notice is received by the Plan Agent more than three business days prior to any dividend or distribution payment date for that dividend to be paid out in cash. If the notice is received less than three business days prior to any dividend or distribution payment date, then that dividend will be reinvested and all subsequent dividends or distributions will be paid out in cash. The Plan may be terminated, amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination or amendment is to be effective.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. The Plan Agent’s service fee for handling distributions will be paid by the Fund. For participants holding shares directly with the Plan Agent, the Plan Agent will charge each participant a fee of $15.00 plus commissions upon any sale of shares accepted for tender by the Fund. Additional information about the Plan and your account may be obtained from the Plan Agent in writing at PO Box 219520 Kansas City, MO 64105 or by calling the Plan Agent at 844-534-4627 between 8:00 am and 5:00 pm CT.

Clarion Partners Real Estate Income Fund Inc.	47

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Clarion Partners

Real Estate Income Fund Inc.

Directors

Robert D. Agdern

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

William R. Hutchinson

Eileen A. Kamerick

Nisha Kumar

Jane Trust

Chairman

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Fred Jensen*

Chief Compliance Officer

Jenna Bailey

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Jeanne M. Kelly

Senior Vice President

*	Effective April 17, 2020, Mr. Jensen became Chief Compliance Officer.

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Clarion Partners, LLC

Western Asset Management Company, LLC

Custodian

The Bank of New York Mellon

Transfer agent

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-888-777-0102.

Revised April 2018

NOT PART OF THE SEMI-ANNUAL REPORT

Clarion Partners Real Estate Income Fund Inc.

Clarion Partners Real Estate Income Fund Inc.

620 Eighth Avenue

49th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, and the applicable rules thereunder, that from time to time the Fund may purchase shares of its stock.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Clarion Partners Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

DST Asset Manager Solutions, Inc.

2000 Crown Colony Dr.

Quincy, MA 02169

CLAR601962 8/20 SR20-3945

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Clarion Partners Real Estate Income Fund Inc.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	August 26, 2020

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	August 26, 2020